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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) or (g)
OF THE SECURITIES EXCHANGE ACT OF 1934

CASCADE MICROTECH, INC.
(exact name of registrant as specified in its charter)

Oregon	93-0856709
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)
2430 N.W. 206th Avenue, Beaverton, Oregon	97006
(Address of principal executive offices)	(zip code)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

None

If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [    ]

If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box [X].

Securities Act registration statement file number to which this form relates: 333-0856709 (if applicable).

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

Common Stock, $0.01 par value
(Title of Class)

Item 1. Description of Registrant's Securities to be Registered

The class of securities to be registered hereunder is Common Stock, $0.01 par value per share, of Cascade Microtech, Inc. The description of capital stock set forth under the caption "Description of Capital Stock" in the Prospectus included in the Registration Statement on Form S-1 (File No. 333-113256) filed with the Securities and Exchange Commission by Cascade Microtech, Inc. on March 3, 2004 is incorporated herein by reference.

Item 2. Exhibits

Exhibit No.	Description
2.1	Restated Articles of Incorporation of Cascade Microtech, Inc., as amended, incorporated herein by reference to Exhibit 3.1 to the Registration Statement on Form S-1 (File No. 333-113256).
2.2	Second Amended and Restated Articles of Incorporation of Cascade Microtech, Inc., incorporated herein by reference to Exhibit 3.2 to the Registration Statement on Form S-1 (File No. 333-113256).
2.3	Third Amended and Restated Articles of Incorporation of Cascade Microtech, Inc., incorporated herein by reference to Exhibit 3.3 to the Registration Statement on Form S-1 (File No. 333-113256).
2.4	Restated Bylaws of Cascade Microtech, Inc., incorporated herein by reference to Exhibit 3.4 to the Registration Statement on Form S-1 (File No. 333-47100).
2.5	Second Amended and Restated Bylaws of Cascade Microtech, Inc., incorporated herein by reference to Exhibit 3.5 to the Registration Statement on Form S-1 (File No. 333-113256).
2.6	Investor Rights Agreement for Series C Preferred Stock Investors, dated December 16, 1999 (incorporated herein by reference to Exhibit 4.2 to the Registration Statement on Form S-1 (File No. 333-113256).

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SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized on December 13, 2004.

CASCADE MICROTECH, INC.
/s/ ERIC W. STRID Eric W. Strid Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
2.1	Restated Articles of Incorporation of Cascade Microtech, Inc., as amended, incorporated herein by reference to Exhibit 3.1 to the Registration Statement on Form S-1 (File No. 333-113256).
2.2	Second Amended and Restated Articles of Incorporation of Cascade Microtech, Inc., incorporated herein by reference to Exhibit 3.2 to the Registration Statement on Form S-1 (File No. 333-113256).
2.3	Third Amended and Restated Articles of Incorporation of Cascade Microtech, Inc., incorporated herein by reference to Exhibit 3.3 to the Registration Statement on Form S-1 (File No. 333-113256).
2.4	Restated Bylaws of Cascade Microtech, Inc., incorporated herein by reference to Exhibit 3.4 to the Registration Statement on Form S-1 (File No. 333-47100).
2.5	Second Amended and Restated Bylaws of Cascade Microtech, Inc., incorporated herein by reference to Exhibit 3.5 to the Registration Statement on Form S-1 (File No. 333-113256).
2.6	Investor Rights Agreement for Series C Preferred Stock Investors, dated December 16, 1999 (incorporated herein by reference to Exhibit 4.2 to the Registration Statement on Form S-1 (File No. 333-113256).

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  Item 1. Description of Registrant's Securities to be Registered
  Item 2. Exhibits
SIGNATURES
EXHIBIT INDEX